Virtus Herzfeld Fund,
a series of Virtus Opportunities Trust
Supplement dated January 2, 2014 to the
Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,
each dated January 31, 2013, as supplemented and revised
Important Notice to Investors
Effective January 1, 2014, the following disclosure hereby replaces the current disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the statutory prospectus:
➢
  Erik M. Herzfeld, Managing Director at Herzfeld. Mr. Herzfeld has served as a Portfolio Manager of the fund since inception in September 2012.
➢
  Thomas J. Herzfeld, Chairman of Herzfeld. Mr. Herzfeld has served as a Portfolio Manager of the fund since inception in September 2012.
The table and the biographical information under “Herzfeld” in the section “Portfolio Management” on page 191 is hereby replaced with the following:

Virtus Herzfeld Fund	Erik M. Herzfeld Thomas J. Herzfeld (each since the fund’s inception in September 2012)
Erik M. Herzfeld. Mr. Herzfeld is Managing Director at Herzfeld and is responsible for closed-end fund trading and portfolio management activities. He also serves as portfolio manager for a closed-end fund managed by Herzfeld. Before joining the firm in 2007, he served in quantitative research and trading roles with both Lehman Brothers (1998-2000) and JPMorgan (2000-2007), where he served as a Vice President in New York and Asia.
Thomas J. Herzfeld. Mr. Herzfeld is the Chairman and President of Herzfeld. He also serves as portfolio manager for closed-end fund trading programs and a closed-end fund managed by Herzfeld. He is author of the first textbook published on the subject of closed-end funds, The Investor’s Guide to Closed-End Funds (McGraw-Hill, 1979), as well as five other books dedicated to the industry. He is widely considered to be the leading expert in the field of closed-end funds. Mr. Herzfeld has been quoted in thousands of articles and has written hundreds of his own on the subject of closed-end funds. He has written periodically for Barron’s and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC. Prior to 1981, Mr. Herzfeld was Executive Vice President and Director of a NYSE member firm.
Investors should retain this supplement with the Prospectuses for future reference.
VOT 8020/HerzfeldPMs (1/14)